UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor,

Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Utilities and High Income Fund (ERH)
Annual Report
August 31, 2023

Managed Distribution Plan
 Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s
Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

 The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the
MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

 The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

 With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The views expressed and any forward-looking statements are as of August 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Utilities and High Income Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Utilities and High Income Fund for the 12-month period that ended August 31, 2023. Globally, stocks and bonds experienced high levels of volatility through the period. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, with anticipation of an end to the tight monetary policy despite concerns of a possible impending recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income. However, ongoing rate hikes continued to be a headwind during recent months.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 11.89%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 1.25%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.19%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 0.65%, the Bloomberg Municipal Bond Index6 gained 1.70%, and the ICE BofA U.S. High Yield Index7 returned 7.09%.
Despite high inflation and central bank rate hikes, markets rallied.
The 12-month period began with all asset classes suffering major losses in September 2022. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities declining overall in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with generally flat monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the BoE and the European Central Bank (ECB) both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes2 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
2
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
Allspring Utilities and High Income Fund | 3

Letter to shareholders (unaudited)
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, Core CPI1, while continuing to decline, remained stubbornly high in June, at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a strong month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed numerous signs of stagnation, bringing fresh concerns regarding global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI was up 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ With strong
second-quarter gross
domestic product
growth—initially
estimated at 2.4%—and
U.S. annual inflation easing steadily to 3.2%
in July, hopes for a soft
economic landing grew. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Core CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
4 | Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders
 On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the
Fund and subject to applicable legal limitations.

Allspring Utilities and High Income Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Kent Newcomb, CFA, Michael J. Schueller, CFA, Jack Spudich, CFA

Average annual total returns (%) as of August 31, 2023[1]

	1 year	5 year	10 year
Based on market value	-14.96	1.92	5.18
Based on net asset value (NAV)	-10.79	4.23	6.00
ERH Blended Index[2]	-6.91	5.89	7.85
ICE BofA U.S. High Yield Constrained Index[3]	7.11	3.16	4.39
S&P 500 Utilities Index[4]	-12.65	6.75	9.07
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended August 31, 2023, was 2.45% which includes 1.44% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained Index.
Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index to the ICE BofA U.S. High Yield
Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.

[3]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

[4]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2023[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index, ICE BofA U.S. High Yield Constrained Index and S&P 500
Utilities Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Utilities and High Income Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page11.

8 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was -14.96% for the 12-month period that ended August 31, 2023. During the same period, the Fund’s return based on net asset value (NAV) was -10.79%. Based on its market value and NAV return, the Fund underperformed the ERH Blended Index, which returned -6.91%.
The equity sleeve slightly trailed the utilities benchmark in a challenging year.
The Fund’s equity sleeve benchmark, the S&P 500 Utilities Index, underperformed the S&P 500 Index* by more than 28% for the period. The equity sleeve trailed the benchmark by just over 1%. Utilities modestly underperformed the market from September through December 2022. Through the first eight months of 2023, however, utilities broadly underperformed, as a narrow group of large growth stocks, most of which do not pay a dividend, dominated market performance. This underperformance does not, in our opinion, reflect a deterioration in either utility earnings or dividend growth expectations, which remain on track for healthy mid-single-digit percentage growth again in 2023. On a price/earnings basis, the S&P 500 Utilities Index is currently trading at about a 15% discount to the S&P 500 Index versus a 10-year average premium of about 2%.
The equity sleeve managers sold a natural gas utility that lowered its projected growth rate in the face of higher inflation. They also added to positions on weakness in utilities in states with attractive regulatory environments. The Fund did not own several index stocks that performed well, which was the largest detractor from relative performance. The managers view those stocks as embedding either undue risk, subpar dividend growth, or a difficult regulatory environment. The Fund benefited from an overweight position in gas utilities that had strong performance. Lower natural gas costs were a likely catalyst. The Fund also benefited by not owning an index component that principally owns unregulated power generation assets.

Ten largest holdings (%) as of August 31, 2023[1]
NextEra Energy, Inc.	13.40
Sempra Energy	5.33
Duke Energy Corp.	4.87
Southern Co.	4.83
American Electric Power Co., Inc.	4.74
Exelon Corp.	4.46
DTE Energy Co.	3.70
Dominion Energy, Inc.	3.42
Atmos Energy Corp.	3.41
CMS Energy Corp.	3.38

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The equity sleeve outlook:  There is a path for moderate growth in equity earnings and dividends.
Fundamentally, the equity sleeve managers continue to see a clear path for moderate yet consistent growth in utility earnings and dividends. This, combined with estimated dividend yields for the sector that exceed yields for the broader market, could provide investors with solid total return potential and below-average volatility.

Sector allocation as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The high income sleeve is focused on quality improvement.
Quality improvement was the central theme of the high income sleeve strategy over the past 12 months. The high income sleeve managers focused on companies and sectors that they believe can keep pace with inflation to generate consistent earnings growth and that are prudently financed to weather the pressures of tighter monetary policy and higher costs of borrowing. A broad macro backdrop of tight monetary policy and tighter financial conditions suggests slower economic growth ahead.
The managers increased the Fund’s allocation to BBB-rated and above credits while decreasing CCC-rated holdings and maintaining a core allocation to BB/B rated issues throughout the year to improve the quality of the portfolio. In addition, they continued to rotate into shorter-duration
*
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Allspring Utilities and High Income Fund | 9

Performance highlights (unaudited)
bonds to take advantage of the shape of the yield curve and maximize the portfolio’s yield.
At the sector level, a consistent overweight to energy was a positive for the portfolio as strong earnings and balance sheet discipline supported the sector. An overweight to leisure and an underweight to wireline services companies helped boost performance. In addition, the managers increased the Fund’s allocation to real estate investment trusts and decreased its allocation to airlines to take advantage of attractive valuations and reduce cyclicality. The managers also reduced the Fund’s allocation to deep cyclicals such as chemicals and metals/mining to further reduce economic cyclicality.
The main detractors were the brokerage/asset managers, retailers, and electric sectors.
The main detractors from performance within the high income sleeve came from brokerage/asset manager American Beacon*, retailer QVC*, and electric generator Enviva.

Credit quality as of August 31, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

The top contributors were the transportation services, leisure, and property and casualty insurance sectors.
Top-performing contributors within the high income sleeve included debt investments in transportation services company FLY Leasing, leisure company Royal Caribbean, and property and casualty insurer BroadStreet Partners.

Geographic allocation as of August 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Leverage had a negative impact.
The Fund’s use of leverage through bank borrowings had a negative impact on total return performance during this reporting period. As of August 31, 2023, the Fund had approximately 23% of total assets in leverage.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the year ended August 31, 2023 and is not expected to have such an effect in future periods. If distributions exceed Fund returns, they will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the year ended August 31, 2023, the Fund’s total distributions were $0.88 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.
*
This security was no longer held at the end of the reporting period.

10 | Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
Objective, strategies and risks
Investment objective
The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves.
Equity Sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”). Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas. The Fund may invest this portion of assets in companies across all market capitalizations.
We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock:  cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth. We seek to provide tax-advantaged income by investing in securities that offer qualified dividends and attempt to maintain a low portfolio turnover in order to moderate realized capital gains.
We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year ended August 31, 2023:  There were no material changes to the equity sleeve during the fiscal year ended August 31, 2023.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality. This portion of the Fund invests in high yield securities rated between and including B3 and Ba1 by Moody’s or B- and BB+ by S&P or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. This portion of the Fund’s portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund’s assets may be invested in securities that are rated CCC or below or are unrated.
Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments), may include securities of emerging market issuers and may be non-U.S. dollar-denominated. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, rating, sector and issuer diversification. We also employ due

Allspring Utilities and High Income Fund | 11

Objective, strategies and risks (unaudited)
diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year Ended August 31, 2023:  There were no material changes to the high yield sleeve during the fiscal year ended August 31, 2023.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may invest up to 25% of its total assets in foreign securities.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at

12 | Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, the Fund’s investment adviser may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitors this potential conflict.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Allspring Utilities and High Income Fund | 13

Objective, strategies and risks (unaudited)
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.
Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e.,

14 | Allspring Utilities and High Income Fund

Objective, strategies and risks (unaudited)
a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Allspring Utilities and High Income Fund | 15

Objective, strategies and risks (unaudited)
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Capitalization Risk. The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

16 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 83.09%
Consumer discretionary: 0.00%
Media: 0.00%
Intelsat Emergence SA♦†	9	$0
Energy: 0.17%
Energy equipment & services: 0.10%
Bristow Group, Inc.†	3,368	93,293
Oil, gas & consumable fuels: 0.07%
Denbury, Inc.†	746	68,319
Utilities: 82.92%
Electric utilities: 48.09%
Alliant Energy Corp.	42,134	2,113,863
American Electric Power Co., Inc.	59,781	4,686,830
Constellation Energy Corp.	29,898	3,114,176
Duke Energy Corp.	54,150	4,808,520
Entergy Corp.	22,292	2,123,313
Evergy, Inc.	29,385	1,615,293
Eversource Energy	26,318	1,679,615
Exelon Corp.	109,843	4,406,901
FirstEnergy Corp.	59,028	2,129,140
NextEra Energy, Inc.	198,139	13,235,685
Southern Co.	70,453	4,771,782
Xcel Energy, Inc.	49,273	2,814,967
		47,500,085
Gas utilities: 3.41%
Atmos Energy Corp.	29,092	3,373,217
Multi-utilities: 28.60%
Ameren Corp.	38,992	3,090,896
CenterPoint Energy, Inc.	114,071	3,181,440
CMS Energy Corp.	59,487	3,342,575
Dominion Energy, Inc.	69,623	3,379,501
DTE Energy Co.	35,345	3,653,966
Public Service Enterprise Group, Inc.	53,828	3,287,814
Sempra Energy	74,910	5,260,180
WEC Energy Group, Inc.	36,310	3,054,397
		28,250,769
Water utilities: 2.82%
American Water Works Co., Inc.	20,113	2,790,478
Total common stocks (Cost $75,872,027)		82,076,161
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 17

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 37.65%
Basic materials: 0.06%
Chemicals: 0.06%
Avient Corp.144A	7.13%	8-1-2030	$60,000	$59,943
Communications: 6.56%
Advertising: 0.53%
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	150,000	111,794
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	150,000	150,750
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	225,000	182,929
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	85,000	76,925
				522,398
Internet: 1.84%
Arches Buyer, Inc.144A	4.25	6-1-2028	125,000	108,731
Arches Buyer, Inc.144A	6.13	12-1-2028	275,000	235,868
Cablevision Lightpath LLC144A	3.88	9-15-2027	135,000	112,707
Cablevision Lightpath LLC144A	5.63	9-15-2028	130,000	99,856
Match Group Holdings II LLC144A	5.63	2-15-2029	545,000	513,732
Uber Technologies, Inc.144A	4.50	8-15-2029	430,000	393,713
Uber Technologies, Inc.144A	8.00	11-1-2026	350,000	356,369
				1,820,976
Media: 3.85%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	635,000	486,281
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	450,000	378,539
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	50,000	40,535
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	25,000	23,037
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.13	5-1-2027	250,000	235,022
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.50	5-1-2026	2,000	1,953
CSC Holdings LLC144A	4.13	12-1-2030	230,000	164,007
CSC Holdings LLC144A	4.63	12-1-2030	200,000	104,636
CSC Holdings LLC144A	5.75	1-15-2030	325,000	179,718
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.144A	5.88	8-15-2027	90,000	79,760
DISH Network Corp.144A	11.75	11-15-2027	135,000	136,977
Gray Escrow II, Inc.144A	5.38	11-15-2031	600,000	418,888
Gray Television, Inc.144A	4.75	10-15-2030	250,000	174,557
Nexstar Media, Inc.144A	5.63	7-15-2027	125,000	117,493
Scripps Escrow II, Inc.144A	5.38	1-15-2031	425,000	303,580
Scripps Escrow, Inc.144A	5.88	7-15-2027	175,000	141,397
Sirius XM Radio, Inc.144A	4.13	7-1-2030	395,000	322,016
Townsquare Media, Inc.144A	6.88	2-1-2026	510,000	490,875
				3,799,271
Telecommunications: 0.34%
CommScope Technologies LLC144A	5.00	3-15-2027	135,000	75,057
CommScope, Inc.144A	4.75	9-1-2029	60,000	44,589
CommScope, Inc.144A	6.00	3-1-2026	235,000	213,560
				333,206
The accompanying notes are an integral part of these financial statements.
18 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Consumer, cyclical: 7.49%
Airlines: 0.65%
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90%	1-15-2026	$130,060	$117,694
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	195,000	180,446
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	345,000	345,377
				643,517
Apparel: 0.41%
Crocs, Inc.144A	4.13	8-15-2031	95,000	75,288
Crocs, Inc.144A	4.25	3-15-2029	260,000	219,237
Hanesbrands, Inc.144A	4.88	5-15-2026	115,000	107,502
				402,027
Auto manufacturers: 1.15%
Allison Transmission, Inc.144A	5.88	6-1-2029	170,000	164,190
Ford Motor Co.	3.25	2-12-2032	175,000	136,607
Ford Motor Co.	4.75	1-15-2043	180,000	134,569
Ford Motor Credit Co. LLC	4.39	1-8-2026	220,000	207,925
Ford Motor Credit Co. LLC	5.11	5-3-2029	535,000	492,099
				1,135,390
Auto parts & equipment: 0.19%
Adient Global Holdings Ltd.144A	4.88	8-15-2026	80,000	77,044
Cooper Tire & Rubber Co.	7.63	3-15-2027	107,000	106,465
				183,509
Distribution/wholesale: 0.35%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	355,000	347,900
Entertainment: 1.56%
CCM Merger, Inc.144A	6.38	5-1-2026	585,000	568,498
Churchill Downs, Inc.144A	4.75	1-15-2028	250,000	230,568
Churchill Downs, Inc.144A	6.75	5-1-2031	45,000	44,022
Cinemark USA, Inc.144A	5.25	7-15-2028	120,000	106,589
Cinemark USA, Inc.144A	5.88	3-15-2026	65,000	62,401
Cinemark USA, Inc.144A	8.75	5-1-2025	132,000	133,333
Live Nation Entertainment, Inc.144A	3.75	1-15-2028	140,000	124,665
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	48,000	46,557
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	225,000	225,174
				1,541,807
Home builders: 0.38%
Toll Brothers Finance Corp.	4.35	2-15-2028	105,000	98,533
Tri Pointe Group, Inc./Tri Pointe Homes, Inc.	5.88	6-15-2024	110,000	109,725
Tri Pointe Homes, Inc.	5.70	6-15-2028	180,000	170,647
				378,905
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 19

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Housewares: 0.12%
Newell Brands, Inc.	4.70%	4-1-2026	$125,000	$119,763
Leisure time: 0.72%
Carnival Holdings Bermuda Ltd.144A	10.38	5-1-2028	340,000	369,779
NCL Corp. Ltd.144A	5.88	3-15-2026	175,000	165,004
NCL Corp. Ltd.144A	5.88	2-15-2027	75,000	72,678
NCL Corp. Ltd.144A	7.75	2-15-2029	110,000	104,646
				712,107
Retail: 1.96%
Bath & Body Works, Inc.144A	6.63	10-1-2030	160,000	156,052
Dave & Buster’s, Inc.144A	7.63	11-1-2025	70,000	70,695
FirstCash, Inc.144A	4.63	9-1-2028	205,000	182,329
LBM Acquisition LLC144A	6.25	1-15-2029	145,000	126,524
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	370,000	337,165
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	240,000	216,955
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	155,000	132,913
Michaels Cos., Inc.144A	7.88	5-1-2029	250,000	173,300
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	195,000	185,331
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	130,000	116,614
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	250,000	238,753
				1,936,631
Consumer, non-cyclical: 3.88%
Commercial services: 2.62%
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	385,000	294,441
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	115,000	109,381
CoreCivic, Inc.	8.25	4-15-2026	635,000	637,520
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	125,000	106,154
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	340,000	254,684
PECF USS Intermediate Holding III Corp.144A	8.00	11-15-2029	275,000	175,385
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	165,000	157,146
Sabre Global, Inc.144A	9.25	4-15-2025	47,000	46,301
Sabre Global, Inc.144A	11.25	12-15-2027	480,000	457,602
Service Corp. International	7.50	4-1-2027	140,000	143,464
Upbound Group, Inc.144A	6.38	2-15-2029	225,000	204,412
				2,586,490
Healthcare-services: 1.26%
Catalent Pharma Solutions, Inc.144A	5.00	7-15-2027	130,000	121,387
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	145,000	114,351
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	10,000	8,375
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	115,000	112,258
IQVIA, Inc.144A	6.50	5-15-2030	180,000	180,963
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	110,000	100,315
Select Medical Corp.144A	6.25	8-15-2026	260,000	257,536
The accompanying notes are an integral part of these financial statements.
20 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Healthcare-services (continued)
Tenet Healthcare Corp.	4.88%	1-1-2026	$100,000	$96,938
Tenet Healthcare Corp.144A	6.75	5-15-2031	255,000	253,738
				1,245,861
Energy: 7.17%
Energy-alternate sources: 1.37%
Enviva Partners LP/Enviva Partners Finance Corp.144A	6.50	1-15-2026	855,000	728,888
TerraForm Power Operating LLC144A	4.75	1-15-2030	175,000	149,976
TerraForm Power Operating LLC144A	5.00	1-31-2028	525,000	476,779
				1,355,643
Oil & gas: 1.94%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	430,000	432,150
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	400,000	379,280
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	200,000	185,500
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	4-15-2030	30,000	27,891
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	55,000	50,382
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	170,000	163,995
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	30,000	27,530
Nabors Industries Ltd.144A	7.50	1-15-2028	35,000	32,286
Nabors Industries, Inc.144A	7.38	5-15-2027	225,000	219,578
Southwestern Energy Co.	4.75	2-1-2032	130,000	115,161
Southwestern Energy Co.	8.38	9-15-2028	110,000	114,493
Vital Energy, Inc.	9.50	1-15-2025	165,000	165,825
				1,914,071
Oil & gas services: 0.63%
Bristow Group, Inc.144A	6.88	3-1-2028	335,000	313,352
Oceaneering International, Inc.	4.65	11-15-2024	105,000	102,806
Oceaneering International, Inc.	6.00	2-1-2028	225,000	211,516
				627,674
Pipelines: 3.23%
Buckeye Partners LP144A	4.50	3-1-2028	25,000	22,688
Buckeye Partners LP	5.85	11-15-2043	150,000	116,433
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	295,000	269,181
DT Midstream, Inc.144A	4.13	6-15-2029	85,000	75,303
DT Midstream, Inc.144A	4.38	6-15-2031	225,000	194,785
EnLink Midstream LLC	5.38	6-1-2029	297,000	283,161
EnLink Midstream LLC144A	5.63	1-15-2028	35,000	33,858
EnLink Midstream LLC144A	6.50	9-1-2030	250,000	250,639
EnLink Midstream Partners LP	5.05	4-1-2045	210,000	167,485
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	63,953
Harvest Midstream I LP144A	7.50	9-1-2028	145,000	145,318
Hess Midstream Operations LP144A	5.50	10-15-2030	80,000	74,894
Kinetik Holdings LP144A	5.88	6-15-2030	240,000	232,442
Rockies Express Pipeline LLC144A	4.95	7-15-2029	65,000	59,493
Rockies Express Pipeline LLC144A	6.88	4-15-2040	285,000	256,374
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 21

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00%	12-31-2030	$270,000	$241,540
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	9-1-2031	125,000	111,015
Venture Global Calcasieu Pass LLC144A	3.88	11-1-2033	35,000	28,437
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	260,000	253,282
Venture Global LNG, Inc.144A	8.38	6-1-2031	305,000	307,652
				3,187,933
Financial: 5.68%
Diversified financial services: 2.71%
Enact Holdings, Inc.144A	6.50	8-15-2025	625,000	619,355
Home Point Capital, Inc.144A	5.00	2-1-2026	65,000	61,033
LPL Holdings, Inc.144A	4.38	5-15-2031	325,000	285,513
Nationstar Mortgage Holdings, Inc.144A	6.00	1-15-2027	155,000	147,637
Navient Corp.	5.00	3-15-2027	130,000	118,245
Navient Corp.	5.88	10-25-2024	225,000	221,626
OneMain Finance Corp.	5.38	11-15-2029	75,000	64,785
OneMain Finance Corp.	6.13	3-15-2024	25,000	24,984
OneMain Finance Corp.	7.13	3-15-2026	125,000	122,968
Oppenheimer Holdings, Inc.	5.50	10-1-2025	225,000	214,594
PRA Group, Inc.144A	5.00	10-1-2029	414,000	312,206
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	2.88	10-15-2026	135,000	119,981
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	105,000	83,019
United Wholesale Mortgage LLC144A	5.50	11-15-2025	170,000	163,401
United Wholesale Mortgage LLC144A	5.50	4-15-2029	130,000	112,775
				2,672,122
Insurance: 0.82%
AmWINS Group, Inc.144A	4.88	6-30-2029	315,000	282,633
AssuredPartners, Inc.144A	5.63	1-15-2029	135,000	117,278
BroadStreet Partners, Inc.144A	5.88	4-15-2029	430,000	378,412
HUB International Ltd.144A	7.25	6-15-2030	30,000	30,537
				808,860
REITS: 2.15%
Boston Properties LP	3.40	6-21-2029	153,000	130,877
GLP Capital LP/GLP Financing II, Inc.	3.25	1-15-2032	160,000	129,005
HAT Holdings I LLC/HAT Holdings II LLC144A	3.38	6-15-2026	65,000	58,372
HAT Holdings I LLC/HAT Holdings II LLC144A	6.00	4-15-2025	55,000	53,986
Iron Mountain, Inc.144A	4.50	2-15-2031	250,000	214,762
Iron Mountain, Inc.144A	5.25	7-15-2030	315,000	284,233
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	4.25	2-1-2027	50,000	45,217
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	195,000	187,363
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	400,000	259,240
Service Properties Trust	4.35	10-1-2024	125,000	120,263
Service Properties Trust	4.75	10-1-2026	125,000	108,653
Service Properties Trust	5.25	2-15-2026	75,000	69,067
The accompanying notes are an integral part of these financial statements.
22 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
REITS (continued)
Service Properties Trust	7.50%	9-15-2025	$15,000	$14,821
Starwood Property Trust, Inc.144A	4.38	1-15-2027	245,000	218,800
Starwood Property Trust, Inc.	4.75	3-15-2025	90,000	87,006
Vornado Realty LP	2.15	6-1-2026	85,000	73,473
Vornado Realty LP	3.40	6-1-2031	95,000	70,106
				2,125,244
Industrial: 3.95%
Aerospace/defense: 0.78%
Spirit AeroSystems, Inc.144A	7.50	4-15-2025	342,000	337,762
Spirit AeroSystems, Inc.144A	9.38	11-30-2029	185,000	192,791
TransDigm, Inc.	7.50	3-15-2027	245,000	245,473
				776,026
Building materials: 0.64%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	395,000	394,012
Emerald Debt Merger Sub LLC144A	6.63	12-15-2030	240,000	236,261
				630,273
Hand/machine tools: 0.66%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50	6-15-2028	290,000	301,026
Werner FinCo LP/Werner FinCo, Inc. (PIK at 14.50%)144A¥	14.50	10-15-2028	395,000	347,600
				648,626
Machinery-diversified: 0.45%
Chart Industries, Inc.144A	7.50	1-1-2030	45,000	46,109
Chart Industries, Inc.144A	9.50	1-1-2031	75,000	80,753
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	335,000	314,029
				440,891
Packaging & containers: 1.01%
Berry Global, Inc.144A	5.63	7-15-2027	270,000	264,667
Clearwater Paper Corp.144A	5.38	2-1-2025	355,000	344,168
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	255,000	230,606
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	155,000	156,387
				995,828
Trucking & leasing: 0.41%
Fortress Transportation & Infrastructure Investors LLC144A	5.50	5-1-2028	90,000	83,602
Fortress Transportation & Infrastructure Investors LLC144A	6.50	10-1-2025	329,000	324,865
				408,467
Technology: 1.10%
Computers: 0.72%
McAfee Corp.144A	7.38	2-15-2030	100,000	87,491
NCR Corp.144A	6.13	9-1-2029	260,000	267,783
Seagate HDD Cayman	4.13	1-15-2031	219,000	178,868
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 23

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Computers (continued)
Seagate HDD Cayman144A	8.25%	12-15-2029	$30,000	$31,470
Seagate HDD Cayman144A	8.50	7-15-2031	140,000	146,679
				712,291
Software: 0.38%
Cloud Software Group, Inc.144A	9.00	9-30-2029	200,000	178,775
SS&C Technologies, Inc.144A	5.50	9-30-2027	200,000	192,540
				371,315
Utilities: 1.76%
Electric: 1.76%
NextEra Energy Operating Partners LP144A	4.25	9-15-2024	2,000	1,915
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	172,395	171,533
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	500,000	455,204
PG&E Corp.	5.25	7-1-2030	615,000	546,379
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	275,000	254,529
Vistra Operations Co. LLC144A	4.38	5-1-2029	110,000	96,987
Vistra Operations Co. LLC144A	5.63	2-15-2027	225,000	216,610
				1,743,157
Total corporate bonds and notes (Cost $39,353,150)				37,188,122
Loans: 2.38%
Communications: 0.43%
Advertising: 0.09%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month+3.50%)±	9.13	8-21-2026	89,075	86,959
Media: 0.19%
Hubbard Radio LLC (1 Month LIBOR+4.25%)±	9.70	3-28-2025	200,017	191,717
Telecommunications: 0.15%
Intelsat Jackson Holdings SA (U.S. SOFR 3 Month+4.25%)±	9.77	2-1-2029	151,424	151,340
Consumer, cyclical: 0.36%
Airlines: 0.36%
Mileage Plus Holdings LLC (3 Month LIBOR+5.25%)±	10.76	6-21-2027	200,000	208,340
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.08	10-20-2027	141,368	147,006
				355,346
Consumer, non-cyclical: 0.76%
Commercial services: 0.70%
Geo Group, Inc. (U.S. SOFR 1 Month+7.13%)±	12.46	3-23-2027	683,783	694,150
Healthcare-services: 0.06%
Surgery Center Holdings, Inc. (U.S. SOFR 1 Month+3.75%)±	9.18	8-31-2026	52,181	52,242
The accompanying notes are an integral part of these financial statements.
24 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 0.21%
Pipelines: 0.21%
GIP II Blue Holding LP (U.S. SOFR 1 Month+4.50%)±	9.95%	9-29-2028	$126,704	$126,950
M6 ETX Holdings II Midco LLC (U.S. SOFR 1 Month+4.50%)±	9.92	9-19-2029	84,363	84,116
				211,066
Financial: 0.58%
Diversified financial services: 0.14%
Resolute Investment Managers, Inc. (3 Month LIBOR+4.25%)±	9.79	4-30-2024	156,885	94,393
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+8.00%)‡±	13.63	4-30-2025	105,857	42,343
				136,736
Insurance: 0.44%
Asurion LLC (3 Month LIBOR+3.25%)±	8.79	12-23-2026	351,990	341,870
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.70	1-31-2028	105,000	93,745
				435,615
Industrial: 0.04%
Machinery-diversified: 0.04%
Vertical U.S. Newco, Inc. (U.S. SOFR 6 Month+3.50%)±	9.38	7-30-2027	40,699	40,620
Total loans (Cost $2,447,475)				2,355,791

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA♦†	12-5-2025	922	0
Total rights (Cost $0)			0

		Maturity date	Principal
Yankee corporate bonds and notes: 5.57%
Communications: 0.42%
Media: 0.26%
Videotron Ltd.144A	5.13	4-15-2027	$270,000	258,525
Telecommunications: 0.16%
Altice France SA144A	8.13	2-1-2027	190,000	160,577
Intelsat Jackson Holdings SA♦	5.50	8-1-2023	470,000	0
				160,577
Consumer, cyclical: 2.42%
Airlines: 0.73%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	340,000	368,849
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50	4-20-2026	73,333	71,961
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 25

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Airlines (continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.75%	4-20-2029	$120,000	$114,766
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	175,000	161,490
				717,066
Leisure time: 1.46%
Carnival Corp.144A	4.00	8-1-2028	150,000	134,221
Carnival Corp.144A	6.00	5-1-2029	290,000	261,834
Carnival Corp.144A	7.00	8-15-2029	65,000	65,953
Carnival Corp.144A	7.63	3-1-2026	85,000	84,742
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	25,000	23,525
Royal Caribbean Cruises Ltd.144A	5.50	8-31-2026	95,000	91,031
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	420,000	393,708
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	140,000	149,219
Royal Caribbean Cruises Ltd.144A	11.63	8-15-2027	215,000	234,269
				1,438,502
Retail: 0.23%
1011778 BC ULC/New Red Finance, Inc.144A	4.00	10-15-2030	275,000	232,966
Consumer, non-cyclical: 0.59%
Pharmaceuticals: 0.59%
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	225,000	223,595
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	115,000	114,865
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	230,000	243,679
				582,139
Energy: 0.36%
Coal: 0.00%
Griffin Coal Mining Co. Pty. Ltd.144A♦†	9.50	12-1-2049	60,958	0
Pipelines: 0.36%
Northriver Midstream Finance LP144A	5.63	2-15-2026	365,000	350,856
Financial: 0.58%
Diversified financial services: 0.58%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	365,000	336,482
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	230,000	234,834
				571,316
Industrial: 0.89%
Electronics: 0.34%
Sensata Technologies BV144A	4.00	4-15-2029	220,000	193,230
Sensata Technologies BV144A	5.88	9-1-2030	155,000	146,647
				339,877
The accompanying notes are an integral part of these financial statements.
26 | Allspring Utilities and High Income Fund

Portfolio of investments—August 31, 2023

	Interest rate	Maturity date	Principal	Value
Packaging & containers: 0.27%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	4.00%	9-1-2029	$140,000	$113,792
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	155,000	151,143
				264,935
Trucking & leasing: 0.28%
Fly Leasing Ltd.144A	7.00	10-15-2024	310,000	276,552
Utilities: 0.31%
Electric: 0.31%
Drax Finco PLC144A	6.63	11-1-2025	315,000	308,934
Total yankee corporate bonds and notes (Cost $5,676,606)				5,502,245

		Yield	Shares
Short-term investments: 1.19%
Investment companies: 1.19%
Allspring Government Money Market Fund Select Class♠∞		5.26	1,178,650	1,178,650
Total short-term investments (Cost $1,178,650)				1,178,650
Total investments in securities (Cost $124,527,908)	129.88%			128,300,969
Other assets and liabilities, net	(29.88)			(29,517,448)
Total net assets	100.00%			$98,783,521

♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 27

Portfolio of investments—August 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,237,394	$17,647,776	$(19,706,520)	$0	$0	$1,178,650	1,178,650	$66,530
The accompanying notes are an integral part of these financial statements.
28 | Allspring Utilities and High Income Fund

Statement of assets and liabilities—August 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $123,349,258)	$127,122,319
Investments in affiliated securities, at value (cost $1,178,650)	1,178,650
Cash	36
Receivable for dividends and interest	1,319,919
Receivable for investments sold	294,382
Prepaid expenses and other assets	8,897
Total assets	129,924,203
Liabilities
Secured borrowing payable	30,000,000
Dividends payable	645,906
Payable for investments purchased	238,329
Advisory fee payable	55,302
Administration fee payable	5,530
Trustees’ fees and expenses payable	4,621
Accrued expenses and other liabilities	190,994
Total liabilities	31,140,682
Total net assets	$98,783,521
Net assets consist of
Paid-in capital	$98,562,922
Total distributable earnings	220,599
Total net assets	$98,783,521
Net asset value per share
Based on $98,783,521 divided by 9,292,262 shares issued and outstanding (unlimited number of shares authorized)	$10.63
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 29

Statement of operations—year ended August 31, 2023
Statement of operations
Investment income
Interest	$3,167,520
Dividends	2,889,376
Income from affiliated securities	66,530
Total investment income	6,123,426
Expenses
Advisory fee	689,213
Administration fee	68,921
Custody and accounting fees	19,885
Professional fees	134,204
Shareholder report expenses	78,262
Trustees’ fees and expenses	31,109
Transfer agent fees	48,392
Interest expense	1,550,378
Other fees and expenses	17,304
Total expenses	2,637,668
Net investment income	3,485,758
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(2,200,247)
Foreign currency and foreign currency translations	(15)
Net realized losses on investments	(2,200,262)
Net change in unrealized gains (losses) on
Unaffiliated securities	(14,492,930)
Foreign currency and foreign currency translations	4,554
Net change in unrealized gains (losses) on investments	(14,488,376)
Net realized and unrealized gains (losses) on investments	(16,688,638)
Net decrease in net assets resulting from operations	$(13,202,880)
The accompanying notes are an integral part of these financial statements.
30 | Allspring Utilities and High Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended August 31, 2023	Year ended August 31, 2022
Operations
Net investment income	$3,485,758	$4,028,760
Net realized losses on investments	(2,200,262)	(94,809)
Net change in unrealized gains (losses) on investments	(14,488,376)	858,474
Net increase (decrease) in net assets resulting from operations	(13,202,880)	4,792,425
Distributions to shareholders from
Net investment income and net realized gains	(3,584,511)	(4,273,223)
Tax basis return of capital	(4,588,782)	(4,078,136)
Total distributions to shareholders	(8,173,293)	(8,351,359)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	108,832
Total decrease in net assets	(21,376,173)	(3,450,102)
Net assets
Beginning of period	120,159,694	123,609,796
End of period	$98,783,521	$120,159,694
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 31

Statement of cash flows—year ended August 31, 2023
Statement of cash flows
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(13,202,880)
Adjustments to reconcile net decrease in net assets from operations to net cash provided in operating activities
Purchases of long-term securities	(23,768,345)
Proceeds from the sales of long-term securities	26,747,132
Amortization, net	(117,564)
Purchases and sales of short-term securities, net	2,058,744
Increase in receivable for investments sold	(520)
Increase in receivable for dividends and interest	(6,581)
Increase in prepaid expenses and other assets	(5,837)
Decrease in payable for investments purchased	(327,741)
Increase in trustees’ fees and expenses payable	4,621
Decrease in advisory fee payable	(10,136)
Increase in administration fee payable	5,530
Increase in accrued expenses and other liabilities	163,649
Proceeds from foreign currency transactions	4,539
Net realized losses on unaffiliated securities	2,200,247
Net realized losses on foreign currency and foreign currency translations	15
Net change in unrealized gains (losses) on unaffiliated securities	14,492,930
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	(4,554)
Net cash provided by operating activities	8,233,249
Cash flows from financing activities
Cash distributions paid	(8,233,213)
Net cash used in financing activities	(8,233,213)
Net increase in cash	36
Cash
Beginning of period	0
End of period	$36
Supplemental cash disclosure
Cash paid for interest	$1,400,178
The accompanying notes are an integral part of these financial statements.
32 | Allspring Utilities and High Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.93	$13.31	$12.00	$12.94	$12.43
Net investment income	0.40	0.43	0.33	0.37	0.80
Net realized and unrealized gains (losses) on investments	(1.82)	0.09	1.84	(0.36)	0.61
Total from investment operations	(1.42)	0.52	2.17	0.01	1.41
Distributions to shareholders from
Net investment income	(0.39)	(0.46)	(0.46)	(0.41)	(0.85)
Net realized gains	0.00	0.00	(0.11)	(0.04)	0.00
Tax basis return of capital	(0.49)	(0.44)	(0.29)	(0.50)	(0.05)
Total distributions to shareholders	(0.88)	(0.90)	(0.86)	(0.95)	(0.90)
Net asset value, end of period	$10.63	$12.93	$13.31	$12.00	$12.94
Market value, end of period	$9.67	$12.34	$14.71	$12.78	$13.03
Total return based on net asset value[1]	(10.79)%	4.02%	18.55%	0.04%	11.79%
Total return based on market value[1]	(14.96)%	(10.17)%	23.02%	5.72%	10.70%
Ratios to average net assets (annualized)
Expenses*	2.45%	1.25%	1.09%	1.35%	1.63%
Net investment income	3.23%	3.34%	3.49%	3.21%	6.60%
Supplemental data
Portfolio turnover rate	18%	23%	34%	68%	131%
Net assets, end of period (000s omitted)	$98,784	$120,160	$123,610	$111,277	$119,820
Borrowings outstanding, end of period (000s omitted)	$30,000	$30,000	$25,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$4,293	$5,005	$5,944	$6,058	$6,446

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2023	1.44%
Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%

[1]
Total returns based on net asset value are calculated based on the net asset value at the beginning of the period and at the end of the period. Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 33

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the
34 | Allspring Utilities and High Income Fund

Notes to financial statements
participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2023, the aggregate cost of all investments for federal income tax purposes was $124,803,869 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$11,275,229
Gross unrealized losses	(7,778,129)
Net unrealized gains	$3,497,100
As of August 31, 2023, the Fund had capital loss carryforwards which consist of $581,818 in short-term capital losses and $2,015,846 in long-term capital losses.
Allspring Utilities and High Income Fund | 35

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$0	$0	$0	$0
Energy	161,612	0	0	161,612
Utilities	81,914,549	0	0	81,914,549
Corporate bonds and notes	0	37,188,122	0	37,188,122
Loans	0	2,313,448	42,343	2,355,791
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	5,502,245	0	5,502,245
Short-term investments
Investment companies	1,178,650	0	0	1,178,650
Total assets	$83,254,811	$45,003,815	$42,343	$128,300,969
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
36 | Allspring Utilities and High Income Fund

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended August 31, 2023.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the years ended August 31, 2023 and August 31, 2022, the Fund issued 0 and 8,014 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended August 31, 2023, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.
BORROWINGS
The Fund has borrowed $30,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at August 31, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended August 31, 2023, the Fund had average borrowings outstanding of $30,000,000  at an average interest rate of 5.17% and recorded interest in the amount of $1,550,378, which represents 1.44% of its average daily net assets.
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2023 were $23,768,345 and $25,245,123, respectively.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2023 and August 31, 2022 were as follows:
	Year ended August 31
	2023	2022
Ordinary income	$3,584,511	$4,273,223
Tax basis return of capital	4,588,782	4,078,136
As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $2,597,664 in capital loss carrryforwards and $3,489,811 in unrealized gains.
9.
CONCENTRATION  RISKS
As of the end of the period, the Fund invested a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring Utilities and High Income Fund | 37

Notes to financial statements
11.
SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
August 16,2023	September 12,2023	October 2,2023	$0.06951
September 29,2023	October 13,2023	November 1,2023	0.06891
These distributions are not reflected in the accompanying financial statements.
38 | Allspring Utilities and High Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Utilities and High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Utilities and High Income Fund (the Fund), including the portfolio of investments, as of August 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
October 26, 2023
Allspring Utilities and High Income Fund | 39

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 74% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $2,692,682 of income dividends paid during the fiscal year ended August 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended August 31, 2023, $1,695,754 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

40 | Allspring Utilities and High Income Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 126 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A

Allspring Utilities and High Income Fund | 41

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42 | Allspring Utilities and High Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utilities and High Income Fund | 43

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Utilities and High Income Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 15-17, 2023 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2023, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
The Board noted that it initially approved the Advisory Agreements at a Board meeting held in May 2021, each for a two-year term, in advance of the sale of Wells Fargo Asset Management to Allspring Global Investments Holdings, LLC,1 a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Trustees also noted that, while they did not specifically consider the continuation of the Advisory Agreements in 2022 as a result of the two-year term that was approved in 2021, the Trustees received and considered certain information at a Board meeting held in April 2022 that was applicable to the Advisory Agreements, including an overview and financial review of the Allspring Global Investments business, information regarding certain ancillary agreements that were approved by the Board at the April 2022 Board meeting, and comparative data regarding Fund fees and expenses.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business. The Board also considered information about retention arrangements with respect to key personnel of Allspring Global Investments that were put in place in connection with the Transaction. The Board took into account information about the services that continue to be provided by Wells Fargo & Co. and/or its affiliates (“Wells Fargo”) since the Transaction under a transition services agreement and the anticipated timeline for exiting the transition services agreement. In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
1
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

44 | Allspring Utilities and High Income Fund

Other information (unaudited)
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s and the Sub-Adviser’s business continuity plans and their approaches to data privacy and cybersecurity. The Board also received and considered information about Allspring Funds Management’s intermediary and vendor oversight program.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for all periods under review except for the ten-year period. The Board also noted that the investment performance of the Fund was lower than its benchmark, the Utilities and High Income Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for all periods under review except for the three-year period.
The Board noted that it had approved a change in the sub-advisory arrangements and principal investment strategy for the Fund, which was implemented on or about October 15, 2019, and that the investment performance of the Fund for most of the periods covered did not reflect the investment performance of the Fund’s revised sub-advisory arrangement or principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised sub-advisory arrangement and principal investment strategy.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.

Allspring Utilities and High Income Fund | 45

Other information (unaudited)
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and differences in how Allspring Global Investments calculates its pre-tax profit metric versus the methodology used when Allspring Funds Management was part of Wells Fargo. It was noted that the impact of such differences had only minor impact on the financial results presented. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

46 | Allspring Utilities and High Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Utilities and High Income Fund | 47

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-09122023-gvxxd8dk 10-23
AUHIF 08-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Income Opportunities Fund has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2023	Fiscal year ended August 31, 2022
Audit fees	$62,725	$59,320
Audit-related fees	—	—
Tax fees (1)	4,690	4,565
All other fees	—	—

	$67,415	$63,885

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Allspring Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth Jane A. Freeman Isaiah Harris, Jr. David F. Larcker Olivia S. Mitchell Timothy J. Penny James G. Polisson Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE March 2023

The Allspring Utilities and High Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	Stewardship[5] evaluates the matter for materiality and any other relevant considerations.

b.

If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations. .
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]	The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).
[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.

Vendor Oversight

The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of August 31, 2023)

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income - Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Kent Newcomb

Mr. Newcomb is a portfolio manager for the Allspring Global Investments Compass Equity team. In this capacity, he manages the managed diversified stock income plan portfolio. Kent began his investment industry career as an equity analyst for A. G. Edwards. Prior to assuming his current duties, he had research responsibility for the firm’s DSIP list and the industrials and utilities sectors. He earned a bachelor’s degree in economics from Northwestern University and a master’s degree in business administration with an emphasis in finance from Washington University. Kent has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society St. Louis.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Jack Spudich, CFA

Mr. Spudich is a senior portfolio manager and team leader of the ALLSPRING GLOBAL INVESTMENTS Compass Equity team. Before joining predecessor firm A. G. Edwards, where he began his investment industry career, Jack was a certified public accountant and audit manager for an international accounting firm. He earned a bachelor’s degree in accountancy from the University of Illinois and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Jack is also a member of CFA Institute and CFA Society St. Louis.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent fiscal year ended August 31, 2023.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	5	24
Total assets of above accounts (millions)	$3,184.69	$227.58	$293.44

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Kent Newcomb

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	1
Total assets of above accounts (millions)	$425.46	$0	$0.11

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	14	6	25
Total assets of above accounts (millions)	$9,952.29	$336.11	$294.38

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Jack Spudich

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	1
Total assets of above accounts (millions)	$425.46	$0	$0.11

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments.

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2023:

Chris Lee	$10,001-50,000
Kent Newcomb	None
Michael Schueller	None
Jack Spudich	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2022 to 9/30/2022	0	0.00	0	928,809
10/1/2022 to 10/31/22	0	0.00	0	928,809
11/1/2022 to 11/30/2022	0	0.00	0	928,809
12/1/2022 to 12/31/2022	0	0.00	0	928,809
1/1/2023 to 1/31/2023	0	0.00	0	929,226
2/1/2023 to 2/28/2023	0	0.00	0	929,226
3/1/2023 to 3/31/2023	0	0.00	0	929,226
4/1/2023 to 4/30/2023	0	0.00	0	929,226
5/1/2023 to 5/31/2023	0	0.00	0	929,226
6/1/2023 to 6/30/2023	0	0.00	0	929,226
7/1/2023 to 7/31/2023	0	0.00	0	929,226
8/1/2023 to 8/31/2023	0	0.00	0	929,226

Total	0	0.00	0	929,226

On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Section 19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	October 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	October 26, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	October 26, 2023